UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 6, 2024

Beneficient

(Exact Name of Registrant as Specified in Charter)

Nevada	001-41715	72-1573705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

325 North St. Paul Street, Suite 4850
Dallas, Texas 75201
(Address of Principal Executive Offices, and Zip Code)

(214) 445-4700

Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A common stock, par value $0.001 per share	BENF	Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, par value $0.001 per share, and one share of Series A convertible preferred stock, par value $0.001 per share	BENFW	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement, Convertible Debentures and Warrants

On August 6, 2024 (the “Agreement Date”), Beneficient, a Nevada corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with YA II PN, Ltd. (“Yorkville”), in connection with the issuance and sale by the Company of convertible debentures (the “Convertible Debentures”) issuable in an aggregate principal amount of up to $4,000,000 (the “Subscription Amount”) which Convertible Debentures will be convertible into shares of the Company’s Class A common stock, par value $0.001 per share (the “Common Stock”) (as converted, the “Conversion Shares”). Yorkville purchased and the Company issued $2,000,000 in aggregate principal amount of Convertible Debentures upon the signing the Purchase Agreement (the “First Closing”). Yorkville will purchase and the Company will issue an additional $2,000,000 in aggregate principal amount of Convertible Debentures on or before the first business day after the date the registration statement with the Securities and Exchange Commission (the “SEC”) registering the resale of the Conversion Shares and the Warrant Shares (each as defined below) is declared effective by the SEC (the “Second Closing”). Contemporaneously with the execution and delivery of the Purchase Agreement, certain of the Company’s subsidiaries entered into a global guaranty agreement (the “Guaranty”) in favor of Yorkville with respect to the Company’s obligations under the Purchase Agreement, the Convertible Debentures and the Warrants.

The Convertible Debentures do not bear interest, subject to a potential increase to 18.0% per annum (or the maximum amount permitted by applicable law) upon the occurrence of certain events of default. The Convertible Debentures will mature on February 6, 2025 (the “Maturity Date”) and will result in gross proceeds to the Company of approximately $3,600,000. The Convertible Debentures will be issued at an original issue discount of 10%. The Company will be required to make monthly cash payments of principal in the amount of $1,300,000 (or such lesser amount as may then be outstanding) plus all accrued and unpaid interest as of such payment. Such payments will commence 30 days following the Second Closing and will continue on a monthly basis thereafter until the Convertible Debentures are repaid in full, provided that the Company’s obligation to make a monthly payment will cease if (i) the daily volume weighted average price of the Common Stock is greater than 130% of the Conversion Price (as defined below) at any time immediately preceding the monthly payment date, and (ii) the Equity Conditions (as defined in the Convertible Debentures) are satisfied, in each case, for each trading day during a period of 10 consecutive trading days. Any such cessation will only be effective with respect to one monthly payment, and any subsequent cessation shall require the forgoing conditions to be satisfied for 10 consecutive trading days during the 30 days prior to any subsequent monthly payment date.

The Convertible Debentures are convertible at the option of the holder into Common Stock equal to the applicable Conversion Amount (as defined below) divided by $3.018 (the “Conversion Price”). The maximum amount of shares issuable upon conversion of the Convertible Debentures is 1,325,382. The Convertible Debentures may be converted in whole or in part, at any time and from time to time, subject to the Exchange Cap (as defined below). The Conversion Amount with respect to any requested conversion will equal the principal amount requested to be converted plus all accrued and unpaid interest on the Convertible Debentures as of such conversion (the “Conversion Amount”). In addition, no conversion will be permitted to the extent that, after giving effect to such conversion, the holder together with the certain related parties would beneficially own in excess of 4.99% of the Common Stock outstanding immediately after giving effect to such conversion, subject to certain adjustments.

The Company shall not issue any Common Stock upon conversion of the Convertible Debentures held by Yorkville if the issuance of such Common Stock underlying the Convertible Debentures would exceed the aggregate number of Common Stock that the Company may issue upon conversion of the Convertible Debentures in compliance with the Company’s obligations under the rules or regulations of Nasdaq Stock Market (the “Exchange Cap”). The Exchange Cap will not apply under certain circumstances, including if the Company obtains the approval of its stockholders as required by the applicable rules of the Nasdaq Stock Market for issuances of Common Stock in excess of such amount, or if the Company obtains a written opinion from outside counsel to the Company that such stockholder approval is not required.

The Convertible Debenture provides the Company, subject to certain conditions, with an optional redemption right pursuant to which the Company, upon 10 trading days’ prior written notice to Yorkville (the “Redemption

Notice”), may redeem in cash, in whole or in part, all amounts outstanding under the Convertible Debentures prior to the Maturity Date; provided that the volume weighted average price on the date such Redemption Notice is delivered is less than the Conversion Price at the time of the Redemption Notice. The redemption amount shall be equal to the outstanding principal balance being redeemed by the Company, plus the redemption premium of 10% of the principal amount being redeemed, plus all accrued and unpaid interest in respect of such redeemed principal amount.

Upon the occurrence of certain trigger events, the Company will be required to make monthly cash payments of principal in the amount of $1,300,000 (or such lesser amount as may then be outstanding) plus all accrued and unpaid interest as of such payment. Such payments will commence 30 days following the Second Closing and will continue on a monthly basis thereafter until the Convertible Debentures are repaid in full, provided that the Company’s obligation to make a monthly payment will cease if (i) the daily volume weighted average price of the Common Stock is greater than 130% of the Conversion Price at any time immediately preceding the monthly payment date, and (ii) the Equity Conditions (as defined in the Convertible Debentures) are satisfied, in each case, for each trading day during a period of 10 consecutive trading days. Any such cessation will only be effective with respect to one monthly payment, and any subsequent cessation shall require the forgoing conditions to be satisfied for 10 consecutive trading days during the 30 days prior to any subsequent monthly payment date.

In addition, in connection with the Purchase Agreement, the Company agreed to issue to Yorkville warrants (each, a “Warrant” and together, the “Warrants”) to purchase up to 1,325,382 shares of Common Stock at an exercise price of $2.63, which shall be exercisable into Common Stock for cash (collectively, the “Warrant Shares”). At the First Closing, the Company issued a Warrant to Yorkville to purchase up to 662,691 shares of Common Stock, and at the Second Closing, the Company will issue an additional Warrant to Yorkville to purchase up to 662,691 shares of Common Stock. In lieu of making the cash payment otherwise contemplated to be made to Company upon exercise of a Warrant, Yorkville may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of Common Stock determined according to a formula set forth in the Warrants, provided that such cashless exercise shall only be permitted if, at the time of such exercise, there is no effective registration statement registering the resale of the Warrant Shares or if an Event of Default (as defined in the Purchase Agreement) has occurred. The Warrants are immediately exercisable and will expire on August 6, 2027. The Warrants include customary adjustment provisions for stock splits, combinations and similar events. Prior to obtaining approval of stockholders, the Company may not issue any Common Stock that exceed the number of shares that it may issue pursuant to Nasdaq Stock Market rules under the Warrants issued to Yorkville.

The foregoing descriptions of the Purchase Agreement, Guaranty, Convertible Debentures and Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are filed herewith as Exhibits 10.1, 10.2, 4.1 and 4.2, respectively, and are incorporated herein by reference.

Registration Rights Agreement

In connection with the Purchase Agreement, on the Agreement Date, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with Yorkville pursuant to which the Registrable Securities (as defined therein) held by Yorkville, subject to certain conditions, will be entitled to certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Registration Rights Agreement, the Company is required to, within 30 calendar days of the Agreement Date, file with the SEC (at its sole cost and expense) one or more registration statements (the “Registration Statements”) covering the resale by Yorkville of all Conversion Shares and the Warrant Shares.

The Company has agreed to use its best efforts to ensure any registration statement filed thereunder is effective within 60 days of filing such registration statement. If the Company fails to file the Registration Statements with the SEC by the applicable filing deadline or obtain effectiveness by the applicable effectiveness deadline, or if a Registration Statement fails to remain continuously effective, if the Company is not permitted to utilize a Registration Statement for a certain period of time, or if the Company fails to comply with certain public information requirements, such event will be deemed an Event of Default (as defined in the Convertible Debenture). Under the Registration Rights Agreement, Yorkville was also granted demand registration rights and piggyback registration rights under certain conditions as described in the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which is filed herewith as Exhibit 4.3 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is incorporated herein by reference. The issuance of Convertible Debentures, Warrants, the Conversion Shares and the Warrant Shares will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act. Yorkville represented to the Company that it is an “accredited investor” as defined in Rule 501 of the Securities Act and that each of the Convertible Debentures, Warrants, the Conversion Shares and the Warrant Shares will be acquired for investment purposes and not with a view to, or for sale in connection with, any distribution thereof.

Item 8.01	Other Events.

On August 7, 2024, the Company issued a press release announcing signing of the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference in this Item 8.01.

Item 9.01	Exhibits and Financial Statements.

(d) Exhibits.

Exhibit No.	Description of Exhibit

4.1	Form of Convertible Debenture.

4.2	Form of Warrant.

4.3	Registration Rights Agreement, by and between Beneficient and YA II PN, Ltd., dated August 6, 2024.

10.1#	Securities Purchase Agreement, by and between Beneficient and YA II PN, Ltd., dated August 6, 2024.

10.2	Global Guaranty Agreement, by and among the subsidiaries of Beneficient set forth on the signature pages thereto, dated August 6, 2024.

99.1	Press Release of Beneficient issued August 7, 2024.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

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Certain schedules and exhibits have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

Disclaimers and Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For other important factors that could cause actual results to differ materially from the forward-looking statements in this Current Report on Form 8-K, please see the risks and uncertainties identified in the risk factors set forth in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, each of which is available on the Company’s Investor Relations website at www.trustben.com and on the Securities and Exchange Commission website at www.sec.gov. All forward-looking statements reflect the Company’s beliefs and assumptions only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update forward-looking statements to reflect future events or circumstances. Capitalized terms shall have the meanings ascribed to such terms in the Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENEFICIENT

By:	/s/ Gregory W. Ezell
Name:	Gregory W. Ezell
Title:	Chief Financial Officer
Dated:	August 7, 2024